                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 17, 2001

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Exact name of Registrant as specified in its charter:           Central Parking Corporation

State or other jurisdiction of incorporation:                   Tennessee

Commission File Number:                                         001-13950

IRS Employer Identification Number:                             62-1052916

Address of principal executive offices:                         2401 21st Avenue South
                                                                Suite 200
                                                                Nashville, TN  37212

Registrant's telephone number, including area code:             (615) 297-4255

Former name or former address, if changed since
  last report:                                                  Not applicable

ITEM 5.      OTHER EVENTS

On July 17, 2001, the Registrant announced its forecasted operating results for the third fiscal quarter 2002.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
             (c) EXHIBITS
             Exhibit No. 99.1          Text of press release dated July 17, 2001

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Central Parking Corporation

                                              /s/ Hiram A. Cox
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Date: July 18, 2001                           By: Hiram A. Cox
                                              Chief Financial Officer